                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission  Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Northway Financial, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

[logo]
NORTHWAY
---------
FINANCIAL
---------                  NORTHWAY FINANCIAL, INC.


                                                                   April 3, 2000

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Northway Financial, Inc., to be held on Tuesday, May 16, 2000 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire 03581.

         At the annual meeting you will be asked to consider and act upon the following:

         (1) to elect four (4) class III directors to serve until the 2003 Annual Meeting of Shareholders or until their successors are duly elected and qualified; and

         (2) to transact such other business as may come properly before the meeting.

         I, along with the other members of the Board of Directors, look forward to greeting you personally at the Annual Meeting. However, whether or not you plan to attend personally and regardless of the number of shares you own, it is important that your shares be represented. YOU ARE URGED TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE.

         This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend.

                                                     Very truly yours,


                                                     William J. Woodward
                                                     Chairman of the Board


        9 Main Street, Berlin, New Hampshire 03570/Telephone 603-752-1171

                                     [logo]
                                    NORTHWAY
                                   ---------
                                   FINANCIAL
                                   ---------
                            NORTHWAY FINANCIAL, INC.
                                  9 MAIN STREET
                           BERLIN, NEW HAMPSHIRE 03570
                             TELEPHONE 603-752-1171

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 16, 2000

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Northway Financial, Inc. will be held on Tuesday, May 16, 2000 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire 03581 for the following purposes:

         (1) To elect four (4) class III directors to serve until the 2003 Annual Meeting of Stockholders or until their successors are elected and qualified; and

         (2) To transact such other business as may come properly before the meeting and any adjournments or postponements thereof.

         The foregoing items are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on March 17, 2000 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                                            By Order of the Board of Directors


                                            Joseph N. Rozek
                                            Assistant Secretary

Berlin, New Hampshire
April 3, 2000

                             YOUR VOTE IS IMPORTANT
                             ----------------------

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                            NORTHWAY FINANCIAL, INC.
                                  9 MAIN STREET
                           BERLIN, NEW HAMPSHIRE 03570
                             TELEPHONE 603-752-1171

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 16, 2000

         This Proxy Statement and accompanying form of proxy are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Northway Financial, Inc., a New Hampshire corporation (the "Company"), for use in voting at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 p.m. on May 16, 2000, at The Town and County Motor Inn, Route 2, Shelburne, New Hampshire 03581 and at any postponements or adjournments thereof. This proxy statement and accompanying form of proxy were mailed to stockholders of the Company on or about April 3, 2000 to stockholders of record at the close of business on March 17, 2000 in connection with the solicitation.

         At the close of business on March 17, 2000, there were outstanding and entitled to vote 1,602,569 shares of Northway Financial, Inc. common stock, par value of $1.00 per share.

         Each stockholder is entitled to one vote per share upon each matter submitted at the Meeting. Only stockholders of record at the close of business on March 17, 2000 shall be entitled to vote at the meeting.

         The proxies of holders of common stock are being solicited by the Board of Directors. Stockholders are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed in the proxy. IF A PROXY IS SUBMITTED AND NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS TO BE CONSIDERED AT THE MEETING.

         A person giving the enclosed proxy may revoke it by filing an instrument of revocation with Joseph N. Rozek, Assistant Secretary, Northway Financial, Inc., 9 Main Street, Berlin, New Hampshire 03570. Any such person may also revoke a proxy by filing a duly executed proxy bearing a later date, or by appearing at the meeting in person, notifying the Assistant Secretary, and voting by ballot at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Assistant Secretary) of a stockholder at the Meeting will not constitute revocation of a previously given proxy.

         The Company will bear the cost of soliciting proxies from the stockholders, including mailing costs, and will pay all printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the directors, officers, and certain employees of the Company, and by personal interview, telephone and facsimile. Such directors, officers and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of its common stock. The Company may reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

         The presence in person or by proxy of the holders of a majority of the issued and outstanding shares entitled to vote at the Meeting is required to constitute a quorum. Abstentions and "broker non-votes" (as defined below) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

         The Company is a New Hampshire corporation and the parent of The Berlin City Bank, a New Hampshire-chartered bank based in Berlin, New Hampshire ("BCB") and Pemigewasset National Bank, a national bank based in Plymouth, New Hampshire ("PNB").

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS CONTINUING IN OFFICE

         The Company's Board of Directors is currently composed of eleven members. The Company's Amended and Restated Articles of Incorporation provide that directors are to be divided into three classes; with all classes as nearly equal as possible in size. Each director is elected for three years and the terms are staggered so that only one class is elected by the stockholders annually.

         At the Meeting, four directors will be elected to serve until the 2003 Annual Meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Peter H. Bornstein, Charles H. Clifford, Jr., Bruce W. Keough and John D. Morris, all of whom are current members of the Board of Directors. It is the intention of the persons named in the accompanying form of proxy or their substitutes to vote for the election of the foregoing nominees unless instructed to the contrary. The Board of Directors believes that all of the nominees will be available and able to serve as directors, but if for any reason any of the nominees named above should not be available or able to serve, the proxies may exercise discretionary authority to vote for one or more substitutes as the Board of Directors may recommend, or in the alternative, the Board of Directors may, if permitted by law and the Amended and Restated Articles of Incorporation and Bylaws, amend the Bylaws if necessary and reduce the size of the Board to eliminate the resulting vacancy. The affirmative vote of a plurality of the votes cast is required for the election of directors. Abstentions and broker non-votes will not be counted as "votes cast" for purposes of electing directors and, therefore, will not affect the election of the directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR OF THE COMPANY.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The following table sets forth the name and ages, other positions held with the Company, term of office and period served, business experience, and certain other information, as of March 17, 2000, with respect to each nominee and for each director continuing in office. The information was provided by the persons named.

                                                                              Shares of
                                                  Year                        Common Stock       Percent
                                                  First         Term          Beneficially       of Common
                                                  Elected       To            Owned at           Stock
Name                                 Age          Director      Expire        Mar. 17, 2000(1)   Ownership(1)
--------------------------------------------------------------------------------------------------------------------
                                                NOMINEES OF THE BOARD

Bornstein, Peter H.                  46           1997          2003               5,392 (2)          ****
   Attorney and Partner,
   Bergeron Hanson, Bornstein
   & Carlson

Clifford, Jr., Charles H.            64           1997          2003               2,500              ****
   President, Clifford-Nicols
   Printing

+Keough, Bruce W.                    43           1999          2003                 500              ****
   Private Investor

Morris, John D.                      69           1997          2003               9,856              ****
   Retired Businessman


                                            DIRECTORS CONTINUING IN OFFICE

Adams, Fletcher W.                   63           1997          2001              54,500 (3)         3.40%
   Vice-Chairman of the Board,
   Northway Financial, Inc.;
   Chairman of the Board,
   Pemigewasset National Bank

Hanson, Jr., Arnold P.               50           1997          2001              46,312 (4)         2.89%
   President, Isaacson Structural
   Steel, Inc.

Noyes, John H.                       53           1997          2001              11,825              ****
   President, Noyes Insurance
   Agency, Inc.; President,
   Central Square Insurance, Inc.

                                                                              Shares of
                                                  Year                        Common Stock       Percent
                                                  First         Term          Beneficially       of Common
                                                  Elected       To            Owned at           Stock
Name                                 Age          Director      Expire        Mar. 17, 2000(1)   Ownership(1)
--------------------------------------------------------------------------------------------------------------------
                                              DIRECTORS CONTINUING IN OFFICE
Woodward, William J.                 54           1997          2001              80,588             5.03%
   Chairman of the Board,
   President, Chief Executive
   Officer, Northway Financial,
   Inc.; Chairman of the Board,
   President, Chief Executive
   Officer, The Berlin City Bank

Boucher, Stephen G.                  53           1999          2002                 250              ****
   President, Airmar
   Technology Corp.

Kelley, Barry J.                     50           1997          2002              37,844 (5)         2.36%
   President, White
   Mountain Lumber, Co.

Labnon, Randall, G.                  46           1997          2002               3,072              ****
   General Manager,
   Town & Country Motor Inn

---------------------------
****Owns less than 1% of the Company's outstanding common stock.
+ Attended fewer than 75% of the scheduled meetings of the Board of Directors
(1) Included in the shares listed as "beneficially owned" are the following shares which the persons listed have the right to acquire prior to the Expiration Date of June 15, 2009 pursuant to stock options under the 1999 stock option and grant plan - Mr.
     Woodward (7,500) and Mr. Adams (3,500).
(2) Includes 3,632 shares owned jointly with spouse, 320 shares owned by spouse for which Mr. Bornstein may be deemed the beneficial owner,12 shares owned jointly with son and 1,056 shares held in an account for which Mr. Bornstein is the conservator.
(3) Includes 23,000 shares held in a trust for which Mr. Adams serves as trustee.
(4) Includes 46,000 shares held in a trust for which Mr. Hanson serves as trustee and 312 shares owned jointly with spouse.
(5)  Includes 32,276 shares owned jointly with spouse.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires Northway's executive officers, directors and 10% stockholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers and directors are required by SEC regulation to furnish Northway with copies of all Section 16(a) filings. Each of the following individuals failed to file Form 4s with respect to transactions in Northway's common stock on a timely basis: Fletcher W. Adams, Vice Chairman of the Board, one occasion representing one transaction; Arnold P. Hanson, Jr., Director, one occasion representing one transaction; and Barry J. Kelley, Director, four occasions representing four transactions. Form 4s relating to each of the foregoing transactions were subsequently filed.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held thirteen (13) meetings during the calendar year ended December 31, 1999.

     Directors of the Company are paid an annual fee of $8,000 and directors who also serve on the Executive Committee receive an additional annual fee of $12,000. Directors who are officers of the Company do not receive any of these fees.

     The following sets forth the members of each of the standing committees of the Board of Directors together with a brief description of the function of each such committee.

                               EXECUTIVE COMMITTEE

MEMBERS: William J. Woodward, Chairman; Fletcher W. Adams, John D. Morris; and John H. Noyes

FUNCTION:    The Executive Committee generally has the power to exercise the power of the full Board during intervals between meetings of the Board.

NUMBER OF
MEETINGS:    This Committee meets on a weekly basis.

                         AUDIT AND COMPLIANCE COMMITTEE

MEMBERS: Arnold P. Hanson, Jr., Chairman; Peter H. Bornstein; Charles H. Clifford, Jr.; and Barry J. Kelley.

FUNCTION:    This Committee oversees the activities of the Company's Internal
             Auditor, its independent certified public accounting firm, and activities of other accounting firms used on a project basis. This
             Committee also reviews the results of each regulatory examination.
             The Committee also provides oversight for all compliance activities of the Company, including those of the corporate compliance officer.

NUMBER OF
MEETINGS:    This Committee met four (4) times during the 1999 fiscal year.

                   HUMAN RESOURCES AND COMPENSATION COMMITTEE

MEMBERS: The full Board of Directors serves as the Human Resources and Compensation Committee (Arnold P. Hanson, Jr., Chairman).

FUNCTION:    This Committee conducts annual and periodic reviews of director, officer, and employee compensation in order to ensure that the Company has the programs necessary to attract and retain competent professionals at all levels.

NUMBER OF
MEETINGS:    This Committee met five (5) times during the 1999 fiscal year.


                              NOMINATING COMMITTEE

MEMBERS: The full Board of Directors serves as the Nominating Committee of the Company.

FUNCTION:    This Committee selects nominees for election as directors of the
             Company. This Committee nominated the persons standing for election at the 2000 Annual Meeting.

NUMBER OF
MEETINGS:    The Board of Directors meets monthly and, as appropriate, discusses nominations.


EXECUTIVE OFFICERS

     The following sets forth information regarding the executive and key officers of the Company and/or its subsidiaries, the position or office held by each of them, and the date from which they have continually served as executive officers.

                                                                    Executive
                                                                    Officer
Name                                                         Age    Since
William J. Woodward                                          54     1989
     Chairman, President, and Chief Executive Officer
     Northway Financial, Inc. and The Berlin City Bank

George L. Fredette                                           40     1999
     Senior Vice President and Chief Financial Officer
     Northway Financial, Inc. and The Berlin City Bank

Paul M. Ferguson                                             46     1998
     President and Chief Executive Officer, Pemigewasset
     National Bank

Lawrence J. Bessinger                                        55     1999
     Senior Vice President, Northway Financial, Inc.

James R. Brannen                                             39     1999
     Senior Vice President, Northway Financial, Inc.

Richard T. Brunelle                                          58     1999
     Senior Vice President, The Berlin City Bank

John H. Stratton, Jr.                                        54     1990
     Senior Vice President, The Berlin City Bank

Robert I. Walker                                             61     1999
     Senior Vice President, Pemigewasset National Bank

     William J. Woodward has served as Chairman of the Board of Directors, President and Chief Executive Officer of Northway since 1997. In addition, he has served as President and Chief Executive Officer of BCB since 1994 and has served as Chairman of the Board of Directors of BCB since 1989. He became a Director of BCB in 1975.

     George L. Fredette has served as Senior Vice President and Chief Financial Officer of Northway and BCB since March 1999. Prior to joining the Company he served as Executive Vice President and Chief Financial Officer of Evergreen Bancorp, Inc. and Evergreen Bank, N. A. from December 1995 until January 1999. From 1993 to 1995 he served as Vice President, Finance, of Evergreen Bancorp, Inc. and Evergreen Bank, N. A.

     Paul M. Ferguson has served as President and Chief Executive Officer of PNB since July 1999. From February 1999 through July 1999, he served as President and Chief Operating Officer. Mr. Ferguson joined PNB in September 1998 as Executive Vice President and Chief Operating Officer. Prior to joining PNB, he served as Executive Vice President and Chief Credit Officer of CFX Corporation from 1997 to 1998. From 1991 to 1997 Mr. Ferguson served as Executive Vice President of Banking Services for Community Bankshares, Inc.

     Lawrence J. Bessinger has served as Senior Vice President of Northway Financial since July 1999 and is responsible for the technology and deposit services banking divisions. Prior to this promotion, Mr. Bessinger had served as Vice President-Chief Information Officer for BCB since 1990.

     James R. Brannen has served as Senior Vice President of Northway Financial since July 1999 and is responsible for the loan operations division. From November 1993 until July 1999, Mr. Brannen served as Vice President of Retail Loan Operations for BCB.

     Richard T. Brunelle has served as Senior Vice President of The Berlin City Bank since March 1996 and is responsible for the commercial lending division. From 1991 until his promotion, Mr. Brunelle served BCB as Vice President and Senior Commercial Lender.

     John H. Stratton, Jr. has served as Senior Vice President of BCB since 1990 and is responsible for the retail banking division.

     Robert I. Walker has served as Senior Vice President of PNB since June 1999 and is responsible for the retail and marketing divisions. Prior to joining PNB, Mr. Walker served as Senior Vice President of Vermont National Bank from 1998 to 1999. From 1996 to 1998 Mr. Walker served as Director of Marketing and Retail Banking for Community Bankshares, Inc. From 1992 to 1996 he served as Regional Manager and Branch Administrator for First New Hampshire Bank.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 17, 2000, the beneficial ownership of common stock by (i) each of the executive officers named under "Executive Compensation" below (other than Mr. Woodward), and (ii) all directors and executive officers as a group. See "Information Concerning Directors and Nominees" above for the beneficial ownership of common stock by Mr. Woodward and other directors of the Company. As of March 17, 2000, no person owned beneficially more than 5% of the Company's outstanding common stock except for Mr. Woodward.

                                        Shares of Common             Percent of Shares of
Name                                    Stock Beneficially Owned(1)  Common Stock Ownership(1)
-----------------------------------------------------------------------------------------------
Richard T. Brunelle                                 2,050                     ****

Paul Ferguson                                       2,230                     ****

George L. Fredette                                  2,500                     ****

John H. Stratton, Jr.                               3,072                     ****

Directors and executive officers                  265,671                     16.58%
     as a group (18 persons)

**** Owns less than 1% of the Company's common stock.
(1) Included in the shares listed as "beneficially owned" are the following shares which the persons listed have the right to acquire prior to the Expiration Date of June 15, 2009 pursuant to stock options under the 1999 stock option and grant plan - Mr. Woodward (7,500), Mr. Adams (3,500), Mr. Ferguson (2,000), Mr. Fredette (2,000), Mr. Brunelle (2,000), Mr. Stratton (2,000), Mr. Bessinger (1,500), and Mr. Brannen (1,500)

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services rendered in all capacities to the Company during the fiscal years ended December 31, 1999, 1998 and 1997, of those persons who were, at December 31, 1999: (i) the chief executive officer of the Company and (ii) the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").

                                       SUMMARY COMPENSATION TABLE
                                                   Annual  Compensation            Long-Term Compensation
                                             ------------------------------       ------------------------
                                                                  Other Annual(1)    Securities Underlying
Name and Principal Position         Year     Salary     Bonus      Compensation             Options/SARs (#)
----------------------------------------------------------------------------------------------------------
William J. Woodward                  1999   $225,000   $ 39,921      $  6,901                  7,500
     Chairman, President and Chief   1998    179,922     35,000          --                     --
     Executive Officer               1997     43,343     23,996       112,500(2)                --

Paul M. Ferguson                     1999    132,750     18,725         4,124                  3,000
     President and Chief Executive   1998     39,168      5,034        20,290                   --
     Officer, PNB

George L. Fredette                   1999     95,830     16,381        25,362                  3,000
     Senior Vice President and
     Chief Financial Officer

Richard T. Brunelle                  1999    101,255      6,249         3,632                  2,000
     Senior Vice President           1998     87,413      5,765         1,125                   --
     Berlin City Bank                1997     79,500      3,750           900                   --

John H. Stratton, Jr                 1999    104,330      6,020         3,177                  2,000
     Senior Vice President           1998    100,880      3,023           720                   --
     Berlin City Bank                1997     97,890      4,902           720                   --

     (1) The compensation reported in this column is composed of: (a) the following amounts allocated to accounts in the 401(k) Plan, as an employer matching contribution: Mr. Woodward - $3,375; Mr. Ferguson - $2,220; Mr. Fredette - $863; Mr. Brunelle - $1,515; and Mr. Stratton - $1,504; (b) the following amounts allocated to accounts in the Profit Sharing Plan: Mr. Woodward
- $2,461; Mr. Ferguson - $1,363; Mr. Fredette - $1,190; Mr. Brunelle - $1,041;
and Mr. Stratton - $1,003; (c) the following amounts paid as group term life insurance premiums: Mr. Woodward - $1,065; Mr. Ferguson - $541; Mr. Fredette - $109; Mr. Brunelle - $1,076; and Mr. Stratton - $670; (d) the following amounts paid as relocation expense: Mr. Fredette - $23,200.
     (2) In June 1994, Mr. Woodward assumed executive management responsibility with respect to BCB upon the resignation of BCB's President and Chief Executive Officer pending possible selection of a successor. Through September 30, 1997, Mr. Woodward was not a salaried employee of BCB and did not receive any pension, insurance or other benefits. Mr. Woodward received the fees set forth above for 1997 in lieu of salary and benefits through September 30, 1997.
     On September 30, 1997, Mr. Woodward entered into an employment agreement with the Company and BCB. See "Employment Contracts" below. For 1997, $43,343 and $23,996 represent the amounts paid to Mr. Woodward in salary and bonus, respectively, pursuant to such agreement.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         The following table provides details regarding stock options granted to the individuals named in the Summary Compensation Table. In addition, in accordance with Securities and Exchange Commission rules, there are shown the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

                         Number of        % of Total
                          Securities     Options/SARs
                          Underlying      Granted to    Exercise or
                        Options/SARs    Employees in     Base Price    Expiration
Name                      Granted (#)     Fiscal Year      ($/Sh)         Date       5% ($)(1)          10%($)(1)
----------------------------------------------------------------------------------------------------------------------
William J. Woodward       7,500           26.79            28.00       06/15/09        132,068          334,686
Paul M. Ferguson          3,000           10.71            28.00       06/15/09         52,827          133,874
George L. Fredette        3,000           10.71            28.00       06/15/09         52,827          133,874
Richard T. Brunelle       2,000            7.14            28.00       06/15/09         35,218           89,250
John H. Stratton, Jr.     2,000            7.14            28.00       06/15/09         35,218           89,250


     (1)Potential Realizable Value is based on an assumed annual growth rate for each of the grants shown over their ten-year term.

     The potential values are set forth to comply with applicable regulations of the Securities and Exchange Commission, and Northway cannot predict whether these values can be achieved. Actual gains, if any, on stock option exercises are dependent on the future performance of Northway common stock.

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table shows stock option exercises by the individuals named in the Summary Compensation Table. In addition, this table includes the number of shares covered by both exercisable and unexercisable options as of April 1, 2000. Also reported are the values for "in-the money" options, which represent the positive spread between the exercise price of any such existing options and the year-end closing price of Northway common stock.

                                                                      Number of Securities    Value of Unexercised
                                                                      Underlying Unexercised  In-the-Money Options/
                                                                      Options/SARs at FY-     SARs at FY-End ($)
                          Shares Acquired       Value Realized        End(#) Exercisable/     Exercisable/
Name                      On Exercise (#)              ($)            Unexercisable           Unexercisable
----------------------------------------------------------------------------------------------------------------
William J. Woodward            0                         0                7,500/0                 0/0
Paul M. Ferguson               0                         0                2,000/1,000             0/0
George L. Fredette             0                         0                2,000/1,000             0/0
Richard T. Brunelle            0                         0                2,000/0                 0/0
John H. Stratton, Jr.          0                         0                2,000/0                 0/0

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Common Stock (assuming $100 was invested on September 30, 1997, the date when Northway common stock became publicly traded, and all dividends were reinvested) against (i) the cumulative total return of the S&P Composite 500 Stock Index, and (ii) the NASDAQ Bank Stock Index.

[graphic omitted]

-------------------------------------------------------------------------------
                       09/30/97       12/31/97       12/31/98         12/31/99
-------------------------------------------------------------------------------
NWFI                    $100.00        $103.33         $90.83           $86.67
-------------------------------------------------------------------------------
S&P 500                  100.00         102.44         129.76           155.10
-------------------------------------------------------------------------------
NASDAQ BANK STOCKS       100.00         109.97          97.03            89.28
-------------------------------------------------------------------------------

EMPLOYMENT CONTRACTS

     Messrs. Woodward, Adams, Ferguson and Fredette have entered into employment agreements with the Company. Pursuant to the employment agreements, each executive provides ongoing services to the Company on a full-time basis for periods of three years, in the case of Messrs. Woodward and Adams, and two years in the case of Messrs. Ferguson and Fredette. These terms are automatically renewed for periods of one year commencing on each anniversary of the respective agreements unless either the executive or the Company gives written notice to the other electing not to extend the term. The employment agreements provide for annual base salaries that are subject to increase from time to time in the discretion of the Board of Directors. The employment agreements also provide that each of the executives is entitled to participate in any incentive or bonus program established by the Board of Directors, as well as other employee benefit plans which the Company may from time to time have in effect for all or most of its senior executives.

     In addition to certain confidentiality and non-compete provisions, the agreements provide that if an executive is terminated from full-time employment with the Company without cause prior to the end of the respective term, then he will be entitled to receive his base salary at the rate then in effect and certain group health benefits for the remainder of such term (the "Termination Benefits Period"); provided, that in the event such executive commences any employment or self-employment during the period during which he is entitled to receive the termination benefits, the remaining amount of base salary due, for the period from the commencement of such employment or self-employment to the end of the Termination Benefit Period, will be reduced by one-half of the salary such executive receives from such employment or self-employment. In addition, if such executive receives benefits from such employment or self-employment comparable to those benefits provided by the Company, the continuation of group health benefits shall cease effective as of the date of commencement of such employment or self-employment.

     The employment agreements also provide for termination benefits if the executives' employment with the Company is terminated under certain circumstances following a "change of control." If within 18 months following a change of control, in the case of Messrs. Woodward and Adams, or twelve months in the case of Messrs. Ferguson and Fredette, such executive's employment is terminated by the Company or by such executive following the occurrence of certain adverse actions taken with respect to such executive's employment, or if such executive's employment is terminated without cause, the Company must, in lieu of any other termination benefits described above, pay to such executive (or such executive's estate, if applicable) a lump-sum payment, in the case of Messrs. Woodward and Adams, equal to 2.99 times such executive's "base amount" (within the meaning of section 280G of the Internal Revenue Code of 1986, as amended) and, in the case of Messrs. Ferguson and Fredette, two times such "base amount".

KEY EMPLOYEE AGREEMENTS

     The Company and its subsidiaries have entered into Key Employee agreements with certain officers. These agreements provide for payments, under certain circumstances, to the officer upon the officer's termination after a change in control. The amount of such payments is set forth in their individual key employee agreements.


PENSION PLANS

     The Company maintains a noncontributory defined benefit pension plan covering all full-time and part-time employees who work at least 1,000 hours, have completed one year of service and have attained the age of 21. Vesting will occur after 5 years, and age 65 will be the normal retirement age. Early retirement may be taken, however, after age 55.

     The following table illustrates estimated annual pension benefits for retirement at age 65 under the most advantageous plan provisions available for the various levels of compensation and years of service. The figures in this table are calculated based on 1.00% of the final 5 years average total W-2 earnings plus .65% of compensation in excess of covered compensation times the number of years of service. Covered compensation for the purpose of this calculation is currently $32,940.

            AVERAGE
        COMPENSATION                       YEARS OF SERVICE
--------------------------------------------------------------------------------
                             15           20           25        30        35
-------------------------------------------------------------------------------
          $125,000         27,700       37,000       46,200    55,500    64,700
          $150,000         33,900       45,200       56,500    67,800    79,100
          $160,000         36,400       48,500       60,600    72,800    84,900
          $175,000         36,400       48,500       60,600    72,800    84,900
          $200,000         36,400       48,500       60,600    72,800    84,900
          $225,000         36,400       48,500       60,600    72,800    84,900
          $250,000         36,400       48,500       60,600    72,800    84,900

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE ON EXECUTIVE
COMPENSATION

GENERAL POLICIES

     The Human Resources and Compensation Committee (the "Committee") is comprised of the full Board of Directors. The Committee's responsibility is to set policy and oversee the administration of the Company's compensation and benefits. Working with an outside bank compensation consultant, the Committee recommends the approval of the salary program for the entire organization. It also oversees the compensation of the Chief Executive Officer ("CEO") and certain other senior officers.

     The base salary of these senior executive officers is set at an amount within an established salary range that reflects the executive's position, duties and level of responsibility. The salary range consists of minimum and maximum levels distributed around an average of base salaries paid to executives who hold substantially similar positions within a selected peer group. Any bonuses are designed to reward executives for performance and are based primarily on the Company's financial results.

CEO COMPENSATION

     In connection with Mr. Woodward's employment agreement described above, the Company engaged a bank compensation consultant to act as its advisor in the matter of executive compensation. This consultant specializes in compensation matters for New England financial institutions, and maintains an extensive data base for banks in various asset size groups.

     Using a variety of established surveys concerning bank salaries, the Company's consultant recommended a set of competitive and current salary grades and ranges for Mr. Woodward. In connection with Mr. Woodward's employment agreement, the consultant's recommended structure was subsequently approved by the Board.

         Submitted by the outside directors of the Human Resources and Compensation Committee.

         Arnold P. Hanson, Jr., Chairperson      Barry J. Kelley
         Fletcher W. Adams                       Bruce W. Keough
         Peter H. Bornstein                      Randall G. Labnon
         Stephen G. Boucher                      John D. Morris
         Charles H. Clifford, Jr.                John H. Noyes


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has, during its ordinary course of business, made loans to directors and executive officers. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company has had (and expects to have in the future) banking transactions with directors, executive officers, principal stockholders, and their associates on the same terms (including interest rates and collateral on loans) as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features.

     The largest aggregate amount of such extensions of credit to directors, executive officers, principal stockholders, and their associates during the period of January 1, 1999 through December 31, 1999 was $1,121,000 The aggregate amount owing to the Company from such individuals on December 31, 1999 was $800,224, or 2.04% of stockholders' equity. As mentioned above, these loans were made on the same terms for comparable transactions with others.

     There were no executive officers or directors whose direct or indirect liability to the Company exceeded 10% of stockholders' equity at any time during the year.

     During 1999 the Company received services from certain directors and their affiliates, which either totaled $60,000 or represented more than 5% of that firm's gross revenue, as follows: Vaillancourt & Woodward, Inc., of which William J. Woodward is a part owner, provided insurance services totaling $118,268 and Peter H. Bornstein of Bergeron, Hanson, Bornstein & Carlson provided legal services totaling $24,938.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Shatswell, MacLeod and Company was the Company's independent auditing firm for 1999. Representatives of Shatswell, MacLeod and Company are expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if they so desire. The firm of Shatswell, MacLeod and Company has served as the Company's independent auditing firm since September 30, 1997.


                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                  MISCELLANEOUS

     A copy of the Company's Annual Report to Stockholders, including financial statements has been mailed to all stockholders of record as of the close of business on March 17, 2000. Any stockholder who has not received a copy of such Annual Report or would like to obtain a copy of the Company's Annual Report on Form 10-K may do so by writing George L. Fredette, Senior Vice President & CFO c/o Northway Financial, Inc., 9 Main Street, Berlin, NH 03570. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

                              STOCKHOLDER PROPOSALS

     The Company's By-Laws provide that any director nominations and new business proposals intended to be submitted by stockholders in connection with an Annual Meeting of Stockholders must be filed, delivered to, or mailed to and received by, the Company at its principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the "Anniversary Date") or, in other words, no later than March 3, 2001 and no earlier than January 17, 2001 ; provided, however, that in the event the annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company at its principal executive office not later than the close of business on the later of (1) the 75th day prior to the scheduled date of such annual Meeting or (2) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Company. A copy of the applicable Bylaw provisions may be obtained, without charge, upon written request to Joseph N. Rozek, Assistant Secretary, of the Company at its principal executive office in Berlin, New Hampshire.

     In addition to the foregoing, in accordance with the rules of the Securities and Exchange Commission, any proposal that a stockholder intends to present at the annual meeting of stockholders in 2001 must be received by the Company not less than 120 days prior to the Anniversary Date, or January 17, 2001, to be eligible for inclusion in the proxy statement and form of proxy relating to such meeting.

                                          By Order of the Board of Directors


                                          Joseph N. Rozek
                                          Assistant Secretary
Berlin, New Hampshire
April 3, 2000

NWF31 B

                                  DETACH HERE

                                      PROXY
                            NORTHWAY FINANCIAL, INC.

                   9 Main Street, Berlin, New Hampshire 03570
                             Proxy for Common Stock

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William J. Woodward and George L. Fredette, and each of them, proxies with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Northway Financial, Inc. ("Northway"), to be held at the Town & Country Motor Inn, Route 2, Shelburne, New Hampshire, on May 16, 2000, at 2:00 p.m., and at any adjournment or postponements thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournment or postponement therof. The undersigned revokes any proxy previously given in connection with such meeting and acknowledges receipt of Notice of the Annual Meeting of Stockholders and Northway's 1998 Annual Report to Stockholders.

-------------                                                      -------------
 SEE REVERSE                                                        SEE REVERSE
    SIDE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE
-------------                                                      -------------

NORTHWAY FINANCIAL, INC.
  c/o EquiServe
  P.O. Box 9398
  Boston, MA 02205-9398

NWF31A

                                  DETACH HERE

    Please mark
[X] votes as in
    this example.

  This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no instructions are indicated, the undersigned's votes will be cast "FOR" each of such matters. PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

1. Proposal to elect (01) Peter H.        2. Such other business as may properly
   Bornstein, (02) Charles H.                come before the meeting or any
   Clifford, Jr., (03) Bruce W.              adjournments or postponements
   Keough and (04) John D. Morris            thereof.
   for a three year term to
   continue until the 2003 Annual
   Meeting of Stockholders, and until
   the successor of each is duly elected
   and qualified.

         FOR             WITHHELD
     [ ] ALL         [ ] FROM ALL
         NOMINEES        NOMINEES

[ ] _____________________________________
    For all nominees except as noted above


                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]


                               For joint accounts, each owner should sign.
                               Executors, administrators, trustees, corporate officers, and others acting in a representative capacity should give full title or authority.


Signature: _____________ Date: ________ Signature: _____________ Date: ________